OTHER LONG-TERM ASSETS	12 Months Ended
Dec. 31, 2021
Other Assets, Noncurrent Disclosure [Abstract]
OTHER LONG-TERM ASSETS
NOTE 7:-	OTHER LONG-TERM ASSETS

Other long-term assets consisted of the following:

	December 31,
	2021	2020

Investment in non-marketable securities	$-	$166
Deferred transaction costs	-	371

	$-	$537

a.
In November 2021, the Company sold its equity investment in a privately held company with no readily determinable fair value which was accounted for under the measurement alternative pursuant to ASC 320, for $2,178. The Company recognized a profit in the amount of $2,012 in financial income, net.

b.
Deferred transactions costs consist primarily of accounting, legal, and other fees related to the Transactions. The Company capitalized $371 of deferred transaction costs within Other long-term assets in the consolidated balance sheets as of December 31, 2020. Upon closing of the Transactions, these costs were recorded as a reduction to additional paid in capital in 2021.